GEE Group

Employing America since 1893


Solutions
Shift

Investor Presentation
Chairman & CEO Derek E. Dewan
June 2017

NYSE:JOB

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company periodically discloses non-GAAP Pro forma adjusted (adj.) EBITDA & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP adj. EBITDA & adj. EBITDA are defined by the Company as Pro-forma net earnings or net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in derivative liability, acquisition, merger & integration costs plus non-cash stock-based compensation. EBITDA, Pro forma & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio are not terms defined by GAAP and the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other GAAP measures of financial performance as reflected on the Forms 10-Q & 10K filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

GEE Group Overview

- Geographic presence in over 34 markets providing staffing solutions
- Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Commercial fields
- Company was initially founded in 1893 and went public in 1967
- Company's growth fueled internally and via acquisitions
- Recent stock price (NYSE:JOB) $5.45; ~9.3 million shares o/s, ~pro forma 15.2 million shares o/s; ~ $51 million mkt cap, ~pro forma $83 million mkt cap

GEE Group Overview

GEE Group

Business Highlights

- New management team installed beginning in 2015
- Diversified portfolio across 8 different brands
- Brand portfolio heavily-weighted towards high-growth professional staffing verticals

Staffing Services Revenue Breakdown ($MM)



$21.9 MM Commercial Staffing
$61.2 MM Professional Staffing

$83.1 MM

Data from 2016 Fiscal Year End 9/30/16 (Form 10K)

Brands

Professional

Brand	Services
Access Data	• IT Staffing Solutions
Agile	• IT Staffing Solutions
Ashley Ellis	• IT Staffing Solutions
General Employment	• IT Staffing Solutions • Engineering • Accounting & Finance
Paladin	• IT Staffing Solutions • Accounting & Finance • Engineering
OMNIONE	• Engineering
Scribe Solutions	• Health Care / EMR

Commercial

Brand	Services
TRIAD Personnel	• Commercial Staffing

Best in Class Management with Proven CEO

GEE Group

1994 to 2010: AccuStaff / MPS Group (NYSE:MPS)

- In 1994, Derek Dewan named CEO of AccuStaff / MPS Group and subsequently takes the company public
  - 1994 Revenue: $137 million
- Solidly established as a regional power in the early 1990s and later became global
- Engaged in an aggressive acquisition campaign, transforming company into a national staffing firm rivaling competitors such as Manpower, Robert Half and Randstad
- Market cap reached $3.8 BN in 1998 and sold commercial division to Randstad for $850 million in cash
- Sold (Revenue at $2.2 BN) to Adecco in 2009 for approximately $1.3 BN

2015 and beyond: GEE Group

- ✓ THE preeminent management team in staffing services with unmatched track record
- ✓ Proven track record of integrating complex acquisitions
- ✓ Building a scalable platform in a highly-fragmented market and increasing exposure to attractive professional staffing market
- ✓ Driving enhanced profitability and continued growth
- ✓ Once in a generation consolidation opportunity in a highly fragmented market

Management built one of the largest, most successful staffing platforms prior to joining GEE

GEE Key Differentiators

GEE Group

- ✓ Management team with a proven track record of building billion-dollar staffing business
- ✓ Public company with access to equity and debt capital markets
- ✓ Leading provider of staffing services across attractive verticals
- ✓ Building highly-scalable platform
- ✓ Long-term associations with Fortune 500 caliber clients

Experienced Core Management

Derek Dewan
Chief Executive Officer and Chairman of the Board
Mr. Dewan possesses a wealth of experience in the staffing industry. Prior to GEE Group, Derek Dewan took AccuStaff Incorporated (which became MPS Group, Inc. (NYSE:MPS)) public (in 1994) and grew the company into a multi-billion dollar global staffing and solutions giant. In 2009, he was instrumental in the sale of MPS Group to Adecco Group, the largest staffing company in the world, for $1.3 billion.

George A. Bajalia
President and Director
Mr. Bajalia has extensive experience in the higher-margin professional and specialty services staffing. He previously served as President and Chief Executive Officer of the Prolianz Division of staffing conglomerate MPS Group Inc. (NYSE:MPS), as well as its Chief Operating Officer.

Andrew J. Norstrud
Chief Financial Officer
Mr. Norstrud has significant experience with public companies in the areas of restructuring for profitability and growth, acquisitions, and technology.

Alex Stuckey
Chief Administrative Officer
Mr. Stuckey has significant experience with the strategic planning, operations, management of sales activities, and field support required of a successful staffing firm.

Outside Independent Board Members

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *Renowned economist who served in the Reagan Administration, best known for creating the Laffer curve concept; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory and author of multiple financial and economic investment books; previously was Executive Vice President of Bank Audi (U.S.A.) in NYC and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

U.S. Staffing Industry Overview – $149 BN Industry

GEE Group

- Renewed focus on optimization and outsourcing post-crisis in the C-suite and board room
- Secular shift to temporary labor underway:
  - In the 5 years post recession, U.S. staffing firms created more new jobs than any other industry
  - U.S. staffing industry forecast to add the most jobs of any other industry over the next decade
- Temp penetration rate matches all-time high at 2.058% which is indicative of the significant potential for future growth and adoption of temp staffing


U.S. Staffing Industry Market Size ($BN)
160
120
80
40
0
$82
$93
$106
$113
$118
$125
$133
$142
$149
2009
2010
2011
2012
2013
2014
2015
2016
2017E
Staffing Industry to reach $149 BN in 2017 (Est)

Source: SIA

Drivers of Secular Shift to Temp Staffing

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

GEE Group

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

On-Demand Economy and Millennials

- By 2020, 43% of American workers will be active participants in the on-demand economy, according to an Intuit forecast.

- Millennials, the largest generation represented in the workforce today, are driving this change with a reported 92% wanting to work remotely and 87% wanting to choose their own hours.

- "The gig economy is now estimated to be about 34% of the workforce and expected to be 43% by the year 2020," Intuit CEO Brad Smith



Source: SIA, Intuit

Staffing Firms & On-Demand Economy

- **"For employers, the on-demand economy is challenging and acquiring talent is critical and supply is limited…bringing on independent workers is an appealing and cost-effective way to remedy a growing skills gap and continue delivering needed business growth… executive decision makers in the HR space report increasing interest in bringing independent, freelance, or temporary workers into their organizations."**

Source: Workday



Professional Staffing Increasingly Larger than Commercial Staffing

GEE Group

Commercial vs. Professional Staffing Trend

Staffing Industry Revenues:



Place & Search 15%
Professional 31%
Commercial 54%
Place & Search 14%
Professional 49%
Commercial 37%

2013-2017P

Source: SIA

Professional Staffing Revenue on the Rise



Professional Staffing Industry Revenue
(Dollars in billions)
CAGR: 6.5%
$56
$59
$64
$68
$72
2013
2014
2015
2016
2017P

Source: SIA

IT Staffing Market

GEE Group

IT is one of the fastest growing areas of staffing

- Growth in IT staffing is driven by a number of factors including: implementation of new technology, old technical skills becoming obsolete and thus the need for new workers with new technical skills, IT and healthcare becoming connected, immigration reform and other trends pushing for onshore resources in IT

- There is increased demand for senior-level IT and engineering workers due to evolving technologies and a rise in implementations and updates of technologies in corporations and organizations throughout the U.S.

Source: SIA

IT Employment Growth Continues

Information Technology

- $29 BN 2016 mkt size … IT employment growth far exceeded US jobs growth
- $30.6 BN 2017 est. market size
- Growth driven by a severe shortage of qualified IT workers
- 5% growth est. in 2017
- Growth Drivers: Cyber Security, Big Data, Cloud, System Maintenance, New Technologies



Source: SIA

Focused On Growth Sectors

Professional Staffing Services (Est. 2017 Temp. Staffing Mkt. Size)

Source: SIA

Healthcare $15.8 billion



- Estimated to have robust growth of 7% in 2017, reaching a size of $15.8 billion
- Cost, ACA & Shortage of Drs., Nurses, Allied, Aging Population



Source: US Bureau of Labor, Staffing Industry Analyst

IT $30.6 billion



- IT employment growth far exceeds US jobs growth
- Est. growth of 5% in 2017; largest segment of professional staffing; was about 24% of total US temp staffing in 2016

Demand for skilled IT workers in wake of cyber attacks ,HTM, Java, .net, PM

QA, cloud, data analytics, health IT, Big Data, BI

Severe shortage of qualified IT workers

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $7.8 billion



- US needs est. 250,000 new engineers over next 10 years
- Maturing engineering workforces means new engineers will be aggressively sought



Source: US Bureau of Labor, Kelly Services

Healthcare Staffing Segments/Opportunities

Estimated growth of 7% in 2017, reaching a size of $15.8 billion

Allied Staffing (scribes)* 6% growth	Travel Nurses 10% growth
Per Diem Nurses 4% growth	Locum Tenens (Drs.) 6% growth

By 2018, revenue expected to reach $16.6 billion

*GEE Group has Scribe Solutions brand

Source: SIA

Industrial Staffing Sector Growth

Warehouse Support
- "E" commerce
- Logistics

Just-in-Time Labor
- Advanced Mfg. & Robotics & Automation Support
- Construction Support

- Total employment in US warehousing and storage industry grew at a robust 6.3% year-over-year pace in 2016
- Growth largely due to E-Commerce (Amazon etc. and rise of online shopping)

Source: SIA

Office Locations – National Presence



GEE Group
Administrative Staffing
Banking
Information Technology Staffing
Engineering Staffing
Accounting Staffing
Finance
Trades Staffing
Light Industrial Staffing
Healthcare Staffing
Energy
Access Data
Agile
Ashley Ellis
General Employment
Omni One
Paladin
Triad
SNI
Corporate Offices
Schaumburg
Buffalo Grove
Downers Grove
Chicago
Indianapolis
Dublin
Lorain
Columbus
Columbus
Cleveland
Independence
Akron
MA
Andover
Wakefield
Westborough
Holyoke
NJ
Iselin
Princeton
West Hartford
Philadelphia
Sterling
Boston
Rockville
Washington, DC
Arlington
Springfield
Tysons Corner
Atlanta
Macon
Jacksonville
Gainesville
Orange Park
St. Augustine
Orlando
Tampa
St. Petersburg
Miami
Hollywood
West Palm Beach
Ft. Lauderdale
Minneapolis
SNI Corporate Office
West Des Moines
Phoenix
Denver
Colorado Springs
Southern California
Houston
Austin
Dallas
Las Colinas

Growth Strategy

GEE Group

Diverse opportunity set exists today across both organic opportunities and via M&A

Organic Growth Opportunities

- Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Finance and Accounting, Engineering, Healthcare and Legal
- Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings
- Create national wholesale division for IT and aggressively pursue MSP & VMS accounts
- Capitalize on commercial opportunities from shortage of blue collar workers , increased regulation, logistics & E-Commerce







Focused on high growth staffing end-markets

Strategic Growth Opportunities

- Strengthen existing service offerings & enhance mkt. share
- Add new recruiting, sales & management talent
- Add complementary high growth services & specialties
- Add new client/business opportunities
- Expand into new geographies and markets

Strategic Acquisition Criteria

- ✓ Well-managed with experienced operators
- ✓ High gross & EBITDA margins
- ✓ Consistent revenue growth
- ✓ Accretive to earnings
- ✓ Limited enterprise risk and extensive due diligence
- ✓ Pricing commensurate with profitability & growth
- ✓ Consideration consists of cash, stock, seller & bank financing

The Consolidation Opportunity

GEE Group

Highly-fragmented market presents massive roll-up potential:


$6.0 BN
Adecco
Manpower
ALLEGIS GROUP
randstad
KELLY SERVICES
Robert Half
On Assignment
KFORCE
~150 Companies
$200MM
GEE Group
$20 MM
~ 15,000 Companies

Top 150 Companies = ~50% U.S. Market Revenue

All Others = ~50% U.S. Market Revenue

GEE Goal: Exceed $1 Billion in Revenue with Expanded EBITDA Margins

Recent Acquisitions

GEE Group

In chronological order from 2015 to 2016 YTD:

SCRIBE SOLUTIONS

- Scribe Solutions provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)

AGILE

- Agile Resources delivers unique CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options

ACCESS DATA CONSULTING CORPORATION

- Access Data Consulting provides higher-end IT consulting and IT contract staffing services including project management support to businesses regionally and throughout the U.S. from its office locations in the Denver Tech Center ("DTC" in Greenwood Village) and Colorado Springs

PALADIN

- Paladin Consulting acquisition adds additional Resource Process Outsourcing (RPO), Managed Service Provider (MSP) and Vendor Management (VMS) capabilities

GEE Group Acquisition of SNI Companies and Merger of SNI into GEE: Creates ~200 million dollar company

GEE Group

SNI COMPANIES®

Grow your business. Grow your career.

- GEE Group acquired SNI Companies, a premier provider of professional staffing and recruitment services, on April 3, 2017.
- The acquisition is expected to be accretive to GAAP earnings per share and expected to generate significant estimated adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA, a non-GAAP financial measure), including anticipated synergies.
- For the year ended September 30th, 2016, SNI had approximately $115.4 million in revenue with EBITDA (EBITDA, a non-GAAP financial measure) margins of approximately 9.8% and gross margin of approximately 44%. Pro forma historic GAAP revenue (for September 30th, 2016) of the combined company is approximately $198 million, more than double the reported revenue for GEE Group's fiscal year ended September 30, 2016.

SNI Companies Brands Gained Through Recent Acquisition: 34+ SNI Office Locations Nationwide

GEE Group

4 Main Divisions

Staffing Now

Staffing Now specializes in matching administrative professionals with the right temporary or full-time job opportunities.

STAFFING NOW®

Accounting Now

Accounting Now offers a flexible and focused staffing solution for accounting, finance and tax professionals.

ACCOUNTING NOW®

SNI Technology

SNI Technology offers technical talent and employment opportunities in a wide variety of disciplines from helpdesk professionals to the most cutting-edge software architects.

SNI TECHNOLOGY®

SNI Financial

SNI Financial specializes in the direct hire placement of Accounting, Finance, Tax, Banking and Human Resources professionals.

SNI FINANCIAL®

SNI Specialty Divisions GEE Group Gained Through Merger

GEE Group

SNI Certes
Since 1994, SNI Certes provides our clients with high-level accounting and finance professionals, such as CPAs or MBAs.

SNI Banking
SNI Banking serves regional, community banks and credit unions with their talent acquisition needs.

SNI Energy
SNI Energy focuses on niche recruiting markets within the Natural Resources and Energy community.

SNI Hospitality
SNI Hospitality specializes in placing top-notch restaurant management and operations professionals.

SNI CERTES®

SNI BANKING

SNI ENERGY®

SNI HOSPITALITY®

Staffing Services Revenue Mix (Per Form 10K)

9/30/16 Fiscal Year End Staffing Services Revenue $83.1 MM


$6.9 MM
Direct Hire
$21.9 MM
Commercial Staffing
$54.3 MM
Professional Contract Staffing
65.3% Professional Contract Staffing
26.3% Commercial Staffing
8.4% Direct Hire

74% Professional Staffing

Gross Margin Profile

FY 9/30/16	Commercial Contract	Professional Contract & Direct Hire
% of Revenues	26%	74%
Combined Gross Margin	13.1%	28.4%
Target Gross Margin Range	11% – 17%	24-32%

* Data derived from 9/30/16 Financial Information from Form 10K

SELECT HISTORICAL & PRO-FORMA & Non-GAAP FINANCIAL HIGHLIGHTS (Forward-Looking Statements)

- GEE 2017 Second Quarter (3/31/17 Form 10Q) Revenue of approximately $22 million
- GEE 2016 Year End (9/30/16) Non-GAAP EBITDA of approximately $4.7 million and Non-GAAP adjusted EBITDA of approximately $4.6 million
- Combined End of Year 12/31/17 estimated annualized pro-forma projected run-rate range of revenue of approximately $195-$200 million inclusive of SNI acquisition
- Combined End of Year 12/31/17 estimated annualized pro-forma projected run-rate range of Non-GAAP adjusted EBITDA of approximately $13-14 million inclusive of SNI acquisition

Note: Certain pro forma financial information included herein is considered forward-looking statements and Non-GAAP Financial Measures. Projections and estimates are not guarantees of future performance. Acquisitions may not occur. See disclaimers at the beginning of this presentation and reconciliation of Non-GAAP to GAAP Financial Information in this presentation. Refer to Form 10Q and Form 10K for the GAAP historical financial information filed with the SEC.

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)
Year Ended September 30,

(In thousands)

		GEE 2016		Pro Forma GEE & SNI 2016
Net income (Net loss), GAAP	$	1,173	$	267
Interest expense, net		1,602		8,688
Taxes		3		123
Depreciation and amortization		1,867		6,850
Non-GAAP EBITDA		4,645		15,928
Stock compensation & stock option expenses		793		793
Acquisition, integration & restructuring		702		702
(Gain) or loss on change in derivative liability & loss on debt ext.		-		-
Change in contingent consideration		(1,581)		(1,581)
Non-GAAP adjusted EBITDA	$	4,559	$	15,842

Note: See disclaimers at the beginning of this presentation.

Unaudited Pro Forma Combined Statement of Operations

Year Ended September 30, 2016

(In Thousands, Except Per Share Data)	GEE GROUP	SNI		PROFORMA ADJUSTMENTS	PROFORMA
NET REVENUES:					
Contract staffing services	$ 76,165	$ 18,601		$	$ 94,766
Direct hire placement services	6,909	96,794			103,703
NET REVENUES	83,074	115,395		0	198,469
Cost of contract services	59,445	64,700			124,145
Selling, general and administrative expenses	19,863	39,412			59,275
Acquisition, integration and restructuring expenses	702	-			702
Depreciation expense	331	519			850
Amortization of intangible assets	1,536	864	(A) (B)	3,600	6,000
INCOME (LOSS) FROM OPERATIONS	1,197	9,900		(3,600)	7,497
Change in derivative liability	-	-			-
Change in contingent consideration	1,581	-			1,581
Loss on extinguishment of debt	-	-			-
Interest expense	(1,602)	(2,706)	(C) (D) (F)	(4,380)	(8,688)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	1,176	7,194		(7,980)	390
Provision for income tax	(3)		(E)	(120)	(123)
NET INCOME (LOSS)	$ 1,173	$ 7,194		$ (8,100)	$ 267
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ 1,173	$ 7,194		$ (8,100)	$ 267
BASIC INCOME (LOSS) PER SHARE	$ 0.13				$ 0.02
WEIGHTED AVERAGE NUMBER OF SHARES - BASIC	9,313		(G)	5,926	15,239
DILUTED INCOME (LOSS) PER SHARE	$ 0.12				$ 0.02
WEIGHTED AVERAGE NUMBER OF SHARES - DILUTED	9,891		(G)	5,926	15,817

Adjustments to the Pro Forma Combined Statement of Operations, Year Ended

(A) Represents the elimination of SNI prior amortization approximately $864
(B) Represents the additional amortization of SNI estimated intangible assets $4,464
(C) Represents the non-cash amortization of debt costs of approximately [illegible]
(D) Represents the additional interest expense related to the new debt of approximately [illegible]
(E) Represents the additional estimated tax
(F) Represents the elimination of the prior interest for GEE Group, Inc. and SNI
(G) Represents the fully converted preferred shares of 5,926 into common shares of GEE common stock

GEE Group

Unaudited Pro Forma Combined Balance Sheet

As of March 31, 2017

(In Thousands)

	GEE GROUP	SNI		PROFORMA ADJUSTMENTS	PROFORMA
ASSETS					
CURRENT ASSETS:					
Cash	$ 1,562	$ 592	(6) (7)	$ (1,000)	$ 1,154
Accounts receivable	15,099	13,666		-	28,765
Other current assets	1,492	819		-	2,311
Total current assets	18,153	15,077		(1,000)	32,230
Property and equipment, net	527	510		-	1,037
Goodwill	16,590	22,344	(5) (9)	32,936	71,870
Intangible assets, net	10,356	194	(4) (9) (1	28,360	38,910
Other assets	34	1,052		-	1,086
TOTAL ASSETS	$ 45,660	$ 39,177		$ 60,296	$ 145,133
LIABILITIES & SHAREHOLDERS' EQUITY					
CURRENT LIABILITIES					
Short term debt	$ 7,140	$ 1,500	(7) (8)	$ (942)	$ 7,698
Accounts payable	1,265	73		-	1,338
Accrued compensation and payroll taxes	3,281	5,401		-	8,682
Current portion of capital lease obligations	20	-		-	20
Current portion of contingent liability	1,837	-		-	1,837
Other current liabilities	1,220	-		-	1,220
Total current liabilities	14,763	6,974		(942)	20,795
Deferred rent	149	-		-	149
Other long term obligations	45	2,680		-	2,725
Senior secured long term debt			(7) (11)	44,957	44,957
			(12)	12,000	12,000
Long term debt	3,863	18,450	(2) (8)	(5,950)	16,363
Note payable	1,000	-		-	1,000
Total long term liabilities	5,057	21,130		51,007	77,194
SHAREHOLDERS' EQUITY					
Preferred stock	-	-	(3)	29,300	29,300
Common stock, no-par value	39,000	2,294	(1)	(2,294)	39,000
(Accumulated deficit) retained earnings	(13,160)	8,779	(1) (10) (13)	(16,775)	(21,156)
Total shareholders' equity	25,840	11,073		10,231	47,144
	$ 45,660	$ 39,177		$ 60,296	$ 145,133

Adjustments to the Pro Forma Consolidated Balance Sheet

(1) Elimination of SNI's Capital Stock and retained earnings as part of purchase accounting
(2) $12,000 was recorded for the loan to sellers
(3) $29,300 was recorded in preferred stock issued to sellers
(4) Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation
(5) Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation
(6) Represents the initial cash paid at closing
(7) Represents $58,000 financed at closing
(8) Represents $27,000 debt refinanced at closing
(9) Elimination of SNI's intangible assets of approximately $23,550
(10) $1,300 of acquisition costs
(11) $3,543 capitalized debt costs to be amortized over 4 years, netted against long term debt
(12) Represents the management estimate of deferred tax liability, to be verified post acquisition with full purchase price allocation
(13) Represents the estimated $6,696 of accumulated amortization since September 30, 2015

GEE Group Investment Merits

Staffing is a Terrific Market

- $149 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy requiring "on-demand labor" have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation by GEE Group

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE Re-energized

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A
- Organic growth and strategic acquisitions

GEE Group… AccuStaff/MPS Group Reborn ; Another Opportunity to Invest in the Next Great Staffing Business

Questions?

GEE Group

NYSE: JOB